SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 11, 2004

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware	000-32499	23-2872718
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055
(Address of Principal Executive Offices)  (Zip Code)

(717) 972-1100
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
SELECT MEDICAL CORPORATION PRESS RELEASE, 2/11/04
SELECT MEDICAL CORPORATION PRESS RELEASE, 2/11/04

Item 9. Regulation FD Disclosure.

     On February 11, 2004, Select Medical Corporation issued a press release announcing the declaration of a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.1 to this report.

     On February 11, 2004, Select Medical Corporation issued a press release announcing the appointment of Thomas Scully to the Board of Directors. A copy of the press release is attached as Exhibit 99.2 to this report.

     The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: February 12, 2004	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Select Medical Corporation press release, dated February 11, 2004.
99.2	Select Medical Corporation press release, dated February 11, 2004.